Davis Series, Inc.
File Number 811-02679
For the period ending 12/31/2015

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

74U.	1.	Number of shares outstanding (000's omitted)
		Class A		9740

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		129
		Class C		4447
		Class Y		5827


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	27.45

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	21.28
		Class C	$	23.08
		Class Y	$	28.61


Series 2

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	278

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	1
		Class C	$	8
		Class Y	$	254


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0407

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0021
		Class C	$	0.0045
		Class Y	$	0.0672


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		5692

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		294
		Class C		2443
		Class Y		2606


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	5.40

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	5.37
		Class C	$	5.40
		Class Y	$	5.44


Series 3

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	95

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	4
		Class C	$	3
		Class Y	$	2


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0006

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0006
		Class C	$	0.0006
		Class Y	$	0.0006


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		205690

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		5601
		Class C		10282
		Class Y		3577


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	1.00

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	1.00
		Class C	$	1.00
		Class Y	$	1.00


Series 4

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	2843

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	0
		Class C	$	0
		Class Y	$	1106


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.1910

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0000
		Class C	$	0.0000
		Class Y	$	0.2600

74U.	1.	Number of shares outstanding (000's omitted)
		Class A		15474

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		76
		Class C		3325
		Class Y		4754


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	39.39

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	31.78
		Class C	$	33.22
		Class Y	$	40.52


Series 5

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	2156

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	1
		Class C	$	156
		Class Y	$	820


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.3815

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0068
		Class C	$	0.0825
		Class Y	$	0.4470


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		5385

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		64
		Class C		2186
		Class Y		1918


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	31.96

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	31.57
		Class C	$	32.08
		Class Y	$	32.10


Series 6

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	2251

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	2
		Class C	$	79
		Class Y	$	539


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.4270

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0335
		Class C	$	0.1135
		Class Y	$	0.5040


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		4922

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		52
		Class C		666
		Class Y		1074


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	35.96

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	35.49
		Class C	$	35.97
		Class Y	$	36.44